February 2014 A Leading Mobile Power and Clean Energy Storage Company

Safe Harbor This presentation may contain "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995 related to the Company’s future net income, net sales, capital expenditures, gross margin, market share and EBITDA (earnings before income taxes, depreciation and amortization) and the global demand for Li - ion battery products. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Highpower International (“HPJ” or the “Company”) to differ materially from the results expressed or implied by such statements. These risks and uncertainties include, without limitation, the current economic downturn adversely affecting demand for the Company’s products, fluctuations in the cost of raw materials, the Company's dependence on, or inability to attract additional, major customers for a significant portion of its net sales, the Company’s ability to increase manufacturing capabilities to satisfy orders from new customers, changes in the laws of the PRC that affect the Company's operations, the Company’s ability to complete construction at its new manufacturing facility on time, the Company’s ability to control operating expenses and costs related to the construction of its new manufacturing facility, the devaluation of the U.S. Dollar relative to the Renminbi, the Company's dependence on the growth in demand for portable electronic devices and the success of manufacturers of the end applications that use its battery products, responsiveness to competitive market conditions, the Company’s ability to successfully manufacture Li - ion batteries in the time frame and amounts expected, the market acceptance of the Company’s Li - ion products, and changes in foreign, political, social, business and economic conditions that affect the Company’s production capabilities or demand for its products. Accordingly, although the Company believes that the expectations reflected in such forward - looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward - looking information contained in this presentation. 2

3 Highpower at a Glance • NASDAQ: HPJ • Founded in 2001 and listed on Nasdaq in 2008 • Leading developer, manufacturer and marketer of Nickel - Metal Hydride (Ni - MH) and Lithium (Li - ion & Li - Polymer) rechargeable batteries and systems • TTM Revenue of $125.2 million 11% 23% 47% 19% » Highpower International Inc. A Delaware Corporation with Major Operations and Production in China , and Customers around the World Highpower’s TTM Worldwide Sales $125.2M

4 Global Footprint SF Bay Area Office Taiwan Office Hong Kong Office N L L R Headquarters in Shenzhen, China L=Lithium Battery Facility N= NiMH Battery Facility R=Recycling Facility

5 Global Trend Toward Greener Battery Solutions • Ni - MH and Lithium rechargeable batteries are replacing the pollutive Lead - acid and Ni - Cd batteries • Our Ni - MH rechargeable batteries can be recharged up to 1500 times, minimizing environmental pollution caused by single use primary batteries Single use disposable Rechargeable Lithium battery powered EV & Ebike Lead - acid battery pollution

Market Potential for Ni - MH & Lithium Batteries 1990 2010 2030 2050 Lithium Lead - acid Ni - MH Market Growth Ni - Cd 1970 Year Highpower’s specialization in rechargeable Ni - MH and Lithium batteries positions the Company for future growth, especially as the Chinese government restricts the pollutive lead - acid applications and production Note: Information in this table is based on internal data and estimates the Company’s knowledge and experience of industry co ndi tions. This data involves a number of assumptions and limitations’ do not give undue weight to such estimates. In addition, projecti ons , assumptions and estimates of future performance of the industry in which the Company operates is necessarily subject to a hig h degree of uncertainty and risk due to a variety of factors, including those listed in the Safe Harbor disclosure. 6 Q4’13

Battery Application Trends 7 Applications 2010 - 2015 2016 - 2020 HEV/EV Ni-MH/Li-ion Ni-MH/Li-ion E-bike & E-scooters Lead-acid/Ni-MH Lead-acid/NiMH/Li-ion Cellular Phone Li-ion/Li-Polymer Li-ion/Li-Polymer Portable PCs Li-ion Li-ion/Li-Polymer Power Tools Ni-Cd/Ni-MH Li-ion Household Devices Ni-MH Ni-MH/Li-ion Personal Care Ni-Cd/Primary Ni-MH/Li-ion Cordless Phones Ni-MH Ni-MH Toys Primary/Ni-MH Ni-MH/Li-ion Camcorders Li-ion Li-ion/Li-Polymer Other Digital Products Li-ion/Li-Polymer Li-Polymer Digital Camera Li-ion Li-ion/Li-Polymer Lighting Ni-MH Ni-MH Games Primary/Ni-MH Ni-MH/Li-ion Medical Devices Ni-MH Ni-MH/Li-ion Back-up System Lead-acid/Ni-MH Ni-MH/Li-ion/Li-Polymer

Highpower’s Product Offerings • Battery Cells 8 • Battery Systems • Battery Packs & Modules Nickel - Metal Hydride Batteries Lithium Cylindrical Batteries Lithium Polymer Batteries

Ubiquitous Mobile Power Applications Lighting Blue Tooth Electric Tools Tablets Electronic Toys GPS Solar Cordless Phones/ Walkie Talkies Medical Devices Personal Care Electric Mowers Backup Power Supply 9 Golf Carts Where our Rechargeable Batteries are Being Used Electric Bikes Handheld Devices Wearable Energy Storage Systems

Recent Electric Race Car Project • Power Systems for our First Electrical Race Car - October 2013 • International Student Formula One – Harbin Institute of Technology 10

Lithium Battery Market & Competition World Lithium Battery Market Size: • 2012: $11.7 Billion • 2019: $33.1 Billion (Source: Transparency Research) Asia accounts for almost 90% of the world battery production: • China: ATL, Lishen • Japan: Panasonic, Sony • Korea: Samsung SDI, LG Chemical Highpower’s Differentiator • More flexible with product offerings • Strong on lithium - polymer batteries • Leverage external resources to address the market 11

Revenues By Region and Product Line • TTM Revenue of $ 73.6 million • Approximately 64% of batteries were sold as stand - alone consumer batteries 12 • TTM Revenue of $ 48.5 million • Highpower sold over 25.3 million Li - ion and Li - polymer batteries world - wide in the TTM • The vast majority of these batteries are integrated in the end - products produced in China that are exported elsewhere throughout the world NiMH Batteries Lithium Batteries 14% 36% 30% 20% 5% 3% 73% 19% 11% 23% 47% 19% Total • TTM Revenue of $125.2 million • Geographically diversified to avoid regional market risks

World Class Customer Base Note: These include both direct and indirect customers; both current and past. 13

14 Sales Strategies • Geographic Focus – Asia Pacific, Europe, and North America • Industry Focus – Consumer Electronics (HPJ’s Explosive Market) • Mobile and Portable Devices , Smart Phones, Tablets – Transportation (HPJ’s Growing Market) • Electric - Bikes, Scooters, Golf Carts, Wheel Chairs, Fork Lifts, Buses, Cars – Clean Energy Industrial (HPJ’s Strategic Market) • Energy Storage Systems • World - Class Major Brand Customers

Our Commitment to Technology >3% of revenues invested in R&D 112 patents granted >200 engineers in primary materials, battery materials, and battery systems research 15 Highpower Passed all Major International Certifications in Quality, Safety, Technical, Environmental, Regional, and Social Responsibility. » 2 Major Subsidiaries Received China’s National Hi - tech Enterprise Status • Corporate Income Tax Rate is 15% v. 25% otherwise

Manufacturing Facilities • Lithium Battery Manufacturing • Since 2008 • 9,000 square meters • Ni - MH Battery Manufacturing • Since 2001 • 40,000 square meters 16

New Huizhou Industrial Park » Invested $30 million as of Q4 2013; Lithium battery capacity up to 150 million ampere hour per year; more advanced and automated production lines. » Targeting higher - end battery products including: 1. smart phones and mobile devices 2. computer tablets 3. electric vehicles 4. energy storage systems 17

Key Financial Metrics 18 2013E is midpoint of our revenue guidance.

Q3’13 Financial Dashboard Sales K$ 2013 2012 Ch.% Q1 - Q3 94,430 81,849 15.4% Q3 38,853 31,868 21.9% G. Margin 2013 2012 Q1 - Q3 18.8% 21.1% Q3 18.6% 23.9% N. Margin 2013 2012 Q1 - Q3 0.3% 1.4% Q3 1.9% 2.0% R&D 2013 2012 Q1 - Q3 4.2% 4.0% Q3 3.9% 3.6% S&M 2013 2012 Q1 - Q3 4.6% 4.8% Q3 4.1% 4.5% G&A 2013 2012 Q1 - Q3 8.9% 10.2% Q3 7.6% 12.7% Operating Expenses (% of Sales) Margins Sales and Profits EBITDA K$ 2013 2012 Ch.% Q1 - Q3 3,812 3,993 - 4.5% Q3 2,229 1,757 26.9% N. Profit K$ 2013 2012 Ch.% Q1 - Q3 243 1,151 - 79% Q3 742 644 15.2% Products NiMH Lithium Material Q1 - Q3’ 13 59.3% 38.7% 2.0% Q1 - Q3’ 12 65.4% 32.5% 2.1% 19

Financial Ratios Q1’12 Q2’12 Q3’12 Q4’12 Q1’13 Q2’13 Q3’13 DSO 88 69 70 72 88 73 68 DPO 105 79 91 98 126 96 86 Inventory Days 140 112 124 124 151 124 102 Current Ratio 1.07 1.04 1.01 0.98 0.95 0.92 0.90 20

Strong Balance Sheet 21 ($ in millions) 2013-9-30 Cash & Equivalents 6.4 Restricted Cash* 30.6 Total Current Assets 95.8 Total Assets 143.2 Total Debt** 41.7 Total Current Liabilities 105.9 Stockholders’ Equity 31.7 *Restricted Cash primarily used as collateral guarantees for credit facilities **Available unused bank credit facilities = $36.6 million

Business Protections – Risk Shield 22 Credit Insurance Asset Insurance Product Liability Insurance Protecting Our Balance Sheet and Cash Flow

Experienced Management Team

Name & Title		Years of Experience	Past Experience
George Pan *Chairman and CEO*		>23	Highpower International HuangPu Aluminum Co. Guangzhou Aluminum Products Co.
Wenliang Li *VP, CTO and Director*		>24	Zhuhai Taiyi Battery Co., Ltd. Council of China Industrial Association of Power Source
Henry Sun *CFO*		>18	Finance, accounting, and IR positions at Zoomlion Machinery Company, Yasheng Group, Sohu.com, Merrill Lynch, Cepheid
Bryan Bai *VP, International Sales*		>25	VP of Beijing Unic Technologies Inc, VP of Tianjin GGB, Deputy GM of Baotou Santoku Battery Materials Co.
Bin Ran *VP, Strategy & HR*		>21	Senior management positions with CBHandsun, Flink Group, GP Battery
Zhongqiu Yang *COO, Lithium Battery*		>35	GM of Pinxin Power Co., CTO of Shanghai XinYu Power Co.

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HPJ Stock Snapshot • Recent Stock Price: $2.93 (1/17/14) • 52 - week Range: $0.92 - $3.45 • Market Cap: $40.9 million • 3 - mon Average Daily Volume : 203,016 • Shares Outstanding: 13,978,106 24 • TTM Revenue: $125.2 million • TTM Net Income: $0.8 million • Price/Sales TTM: 0.3x • Est. FY 2013 Revenue: $130m - $135m • Est. FY 2013 Net Income: Profitable

HPJ Investment Thesis • Growing Industry – The rechargeable battery market is huge; growing for the foreseeable future • I ndustry trends: mobile & portable, cleantech, transportation • Everyone needs batteries; growing demand for even more battery power • Well - managed and Growing Company – Well - managed company with seasoned leadership – Revenue Upside • Our lithium battery sales growth 2x faster than industry average • Increased additional production capacity at new Huizhou lithium facility – Earnings Upside • Shifting towards higher - end products and committed to R&D • Adding more global leading customers • HPJ Capitalizes on Multiple Investment Themes – Mobile, Gaming, Cleantech, Electrical Transportation, Wearable Devices, China, Industrial, Consumer Retail 25

Contacts » Tricia Ross Investor Relations Financial Profiles, Inc. tross@finprofiles.com (310) 622 - 8226 » Henry Sun Chief Financial Officer Highpower International, Inc. henry.sun@highpowertech.com (650) 450 - 2159 » Counsel K&L Gates 10100 Santa Monica Blvd, 7 th Floor Los Angeles, CA 90067 (310) 552 - 5000 » Auditor Marcum Bernstein & Pinchuk 750 Third Avenue, 11 th Floor New York, NY 10017 (212) 485 - 5500 » Transfer Agent Corporate Stock Transfer 3200 Cherry Creek South Drive Denver, CO 80209 (303) 282 - 4800 26

Appendix A - Reconciliation of EBITDA 27 in USD Q1 - Q3 2013 Q3 2013 Q1 - Q3 2012 Q3 2012 Net Income 242,637 742,228 1,151,261 644,362 Interest expenses 1,146,118 444,706 377,376 63,935 Income tax expenses 579,352 372,023 943,213 526,947 Depreciation & amortization 1,844,514 670,221 1,521,070 521,526 EBITDA 3,812,621 2,229,178 3,992,920 1,756,770